United
                    Government
                    Securities
                    Fund, Inc.

                    ANNUAL
                    REPORT
                    ----------------------------------------
                    For the fiscal year ended March 31, 1998

FUND MANAGER'S LETTER

-----------------------------------------------------------------
MARCH 31, 1998


Dear Shareholder:

     This report relates to the operation of United Government Securities Fund for the fiscal year ended March 31, 1998. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

     Economic conditions during the past fiscal year were favorable for bond investments. Over the course of the past twelve months, long-term U.S. Treasury rates declined, while shorter-term rates were stable. The Federal Reserve raised the federal funds rate just prior to the beginning of the Fund's fiscal year. This tightening was just sufficient enough to slow the economy and keep inflation in check. Later in the year, the devaluation of Asian currencies increased the value of the U.S. Dollar, magnified the effect of the Federal Reserve's earlier restraining action and lowered rates further. The domestic economy remained strong, with business and personal income expanding, the cost of living remaining steady and government spending slowing. The first quarter of 1998 was especially good for mortgage-backed securities due to lower market volatility and steady interest rates.

     The Fund continued its general investment strategies of prior years. The Fund maintained a slightly more sensitive to interest rate posture than most market indexes and a greater-than-market weighting in mortgage-backed securities. Specifically, we purchased zero coupon Treasury securities at the beginning of the fiscal year when we saw that the economy was slowing and that real rates of return were historically high. The addition of zero coupon bonds to the Fund's portfolio provided capital gains and contributed significantly to the Fund's performance. During the last fiscal quarter, we reduced the Fund's exposure to zero coupon bonds, believing that much of the rally was behind us, bringing the Fund closer to a market-average sensitivity to interest rates. We invested the proceeds of these securities in mortgage-backed securities that provide greater yield than zero coupon bonds.

     The strategies and techniques we applied resulted in the Fund slightly outperforming the indexes charted on the following page. Those indexes represent the performance of securities that generally represent the U.S. government securities market, including mortgage-backed securities (the Salomon Brothers Treasury/Government Sponsored/Mortgage Bond Index) and the universe of funds with similar investment objectives (the Lipper General U.S. Government Fund Universe Average).

     Factors that will affect the direction of interest rates, and consequently the Fund's performance, during the next fiscal year include the continuing development of the Asian currency crisis and its impact on the U.S. economy, and plans in Washington for spending any anticipated fiscal surplus. We believe that the direction of interest rates will depend largely on government spending and whether Congress continues to reduce the long-term capital needs associated with Social Security and other federal entitlements, rather than the effects of the Asian crisis or the influence of our domestic economic productivity we have witnessed over the past several years.

     Thank you very much for your continued support and confidence in our organization.

Respectfully,
James C. Cusser
Manager, United Government Securities Fund

             Comparison of Change in Value of $10,000 Investment in

            United Government Securities Fund, Inc. Class A Shares,
     The Salomon Brothers Treasury/Government Sponsored/Mortgage Bond Index and the Lipper General U.S. Government Fund Universe Average

                             United
                         GovernmentSalomon Brothers        Lipper
                         Securities      Treasury/   General U.S.
                              Fund,Government Spon-    Govt. Fund
                              Classsored/ Mortgage       Universe
                           A Shares     Bond Index        Average
                         --------------------------  ------------
     03/31/88 Purchase        9,575         10,000         10,000
     03/31/89                 9,969         10,495         10,428
     03/31/90                10,972         11,793         11,436
     03/31/91                12,144         13,315         12,718
     03/31/92                13,506         14,824         13,987
     03/31/93                15,615         16,756         15,723
     03/31/94                15,860         17,157         15,978
     03/31/95                16,572         18,004         16,449
     03/31/96                18,310         19,900         17,970
     03/31/97                18,997         20,875         18,585
     03/31/98                21,247         23,324         20,711

===== United Government Securities Fund, Inc., Class A Shares*-$21,247 +++++ Salomon Brothers Treasury/Government Sponsored/Mortgage Bond Index - $23,324
----- Lipper General U.S. Govt. Fund Universe Average - $20,711

 *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.

                Annual Average Total Return+
                    Class A++  Class Y
                    ---------  -------

Year Ended
  3/31/98               7.09%    12.02%
5 Years Ended
  3/31/98               5.43%     N/A
10 Years Ended
  3/31/98               7.83%     N/A
Life of
  Class Y +++           N/A       7.55%

  +Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++Performance data quoted represents past performance and is based on deduction of a 4.25% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++9/27/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 3/31/98.

  Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY

-------------------------------------------------------------
United Government Securities Fund, Inc.

PORTFOLIO STRATEGY:
Long-term U.S. Government  OBJECTIVE:   As high a current income
Securities                              as is consistent with
                                        safety of principal.  (Fund shares are
                                        not
Short-term U.S. Government              guaranteed by the
Securities                              U.S. Government or any
                                        government agency.
Intermediate-term U.S.                  Fund share value and
Government Securities                   yield will fluctuate due to changing
                                        interest rates or other market
                                        conditions and the investor may
                                        experience a loss.)

                            STRATEGY:   Invests primarily in debt securities
                                        issued or guaranteed by the U.S.
                                        Government or its agencies or
                                        instrumentalities.

                             FOUNDED:   1982

        SCHEDULED DIVIDEND FREQUENCY:   MONTHLY

PERFORMANCE SUMMARY - Class A Shares


           PER SHARE DATA
For the Fiscal Year Ended March 31, 1998
----------------------------------------
DIVIDENDS PAID                   $0.33
                                 =====
NET ASSET VALUE ON
   3/31/98                       $5.46
   3/31/97                        5.19
                                 -----
CHANGE PER SHARE                 $0.27
                                 =====

Past performance is not necessarily indicative of future results.



                        TOTAL RETURN HISTORY


                              Average Annual Total Return
                              ---------------------------
                                  With          Without
Period                         Sales Load*   Sales Load**
------                        ------------  -------------
1-year period ended 3-31-98        7.09%        11.84%
5-year period ended 3-31-98        5.43%         6.35%
10-year period ended 3-31-98       7.83%         8.29%

Performance data quoted represents past performance and is based on deduction of 4.25% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS


On March 31, 1998, United Government Securities Fund, Inc. had net assets totaling $133,349,096 invested in a diversified portfolio.

As a shareholder of United Government Securities Fund, Inc., for every $100 you had invested on March 31, 1998, your Fund owned:

 $42.65  Federal National Mortgage Association Bonds
  18.18  Miscellaneous U.S. Government Backed Bonds
  13.93  Federal Home Loan Mortgage Corporation Bonds
  10.02  Government National Mortgage Association Bonds
   9.87  Cash and Cash Equivalents
   5.35  United States Treasury

THE INVESTMENTS OF

UNITED GOVERNMENT SECURITIES FUND, INC.
MARCH 31, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   11.0%, 1-1-2003 .......................   $    40  $    42,726
   7.5%, 9-1-2007 ........................       120      123,825
   7.0%, 1-15-2019 .......................     4,500    4,585,770
   8.0%, 2-1-2023 ........................     2,458    2,544,833
   6.5%, 11-1-2024 .......................     2,313    2,298,586
   7.0%, 12-1-2025 .......................     8,880    8,976,534
   Total .................................             18,572,274

 Federal National Mortgage Association:
   8.5%, 8-1-2001 ........................     4,133    4,304,345
   7.5%, 4-25-2002 .......................     2,858    2,896,011
   7.0%, 10-25-2003 ......................     6,675    6,719,186
   7.135%, 6-1-2007 ......................     5,669    5,933,376
   7.15%, 6-1-2007 .......................     2,299    2,410,724
   6.0%, 6-25-2007 .......................     5,000    4,971,850
   8.4%, 2-25-2009 .......................     5,000    5,157,850
   7.0%, 9-25-2020 .......................       500      511,560
   11.0%, 10-1-2020 ......................     3,543    4,053,129
   6.5%, 11-25-2020 ......................     5,000    5,028,100
   7.0%, 12-1-2023 .......................     8,166    8,245,073
   7.42%, 10-1-2025 ......................     6,144    6,639,475
   Total .................................             56,870,679

 Government National Mortgage Association:
   8.5%, 5-15-2023 .......................     2,125    2,241,531
   7.0%, 7-15-2023 .......................     3,650    3,695,274
   7.0%, 8-20-2027 .......................       978      984,728
   9.75%, 11-15-2028 .....................     2,934    3,240,391
   10.5%, 3-15-2029 ......................     1,030    1,147,533
   7.75%, 10-15-2031 .....................     1,984    2,059,389
   Total .................................             13,368,846

 United States Treasury:
   6.375%, 8-15-2002 .....................     1,000    1,027,030
   7.875%, 11-15-2004 ....................     2,000    2,234,380
   7.5%, 11-15-2016 ......................     1,000    1,166,090
   0.0%, 2-15-2019 .......................     9,500    2,704,365
   Total .................................              7,131,865


                 See Notes to Schedule of Investments on page 7.

THE INVESTMENTS OF

UNITED GOVERNMENT SECURITIES FUND, INC.
MARCH 31, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
 Miscellaneous United States Government
   Backed Securities:
   Federal Agricultural Mortgage Corporation
    Guaranteed Agricultural Mortgage-Backed
    Securities,
    7.066%, 1-25-2012  ...................   $ 7,173 $  7,338,280
   Tennessee Valley Authority,
    5.88%, 4-1-2036  .....................     5,500    5,670,940
   United States Department of Veterans Affairs,
    Guaranteed REMIC Pass-Through Certificates,
    Vendee Mortgage Trust:
    1998-1 Class 2-B,
    7.0%, 5-15-2005  .....................     3,000    3,072,180
    1997-2 Class C,
    7.5%, 8-15-2017  .....................     3,500    3,579,835
   United States Government Guaranteed Development
    Company Participation Certificates,
    Series 1995-20 F, Guaranteed by the U.S.
    Small Business Administration (an
    Independent Agency of the United States),
    6.8%, 6-1-2015  ......................     4,488    4,587,050
    Total  ...............................             24,248,285

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 90.13%                                 $120,191,949
 (Cost: $115,500,810)

SHORT-TERM SECURITIES - 8.54%
 J.P. Morgan, 5.75% Repurchase
   Agreement dated 3-31-98, to be
   repurchased at $11,391,819 on 4-1-98* .    11,390 $ 11,390,000
 (Cost: $11,390,000)

TOTAL INVESTMENT SECURITIES - 98.67%                 $131,581,949
 (Cost: $126,890,810)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.33%       1,767,147

NET ASSETS - 100.00%                                 $133,349,096


Notes to Schedule of Investments
*Collateralized by $8,210,000 U.S. Treasury Bonds, 12.0% due 5-15-2005; market value and accrued interest aggregate $11,519,998.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED GOVERNMENT SECURITIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998


Assets
 Investment securities - at value
   (Notes 1 and 3) ................................. $131,581,949
 Cash   ............................................        9,878
 Receivables:
   Fund shares sold ................................    1,893,424
   Interest ........................................    1,063,849
   Investment securities sold ......................        7,847
 Prepaid insurance premium  ........................       11,379
                                                     ------------
    Total assets  ..................................  134,568,326
                                                     ------------
Liabilities
 Payable to Fund shareholders  .....................    1,061,309
 Dividends payable  ................................       90,423
 Accrued service fee (Note 2)  .....................       30,427
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................       20,669
 Accrued accounting services fee (Note 2)  .........        3,333
 Accrued management fee (Note 2)  ..................        1,416
 Other  ............................................       11,653
                                                     ------------
    Total liabilities  .............................    1,219,230
                                                     ------------
      Total net assets.............................. $133,349,096
                                                     ============
Net Assets
 $0.01 par value capital stock
   Capital stock ................................... $    244,112
   Additional paid-in capital ......................  131,150,090
 Accumulated undistributed income:
   Accumulated undistributed net realized loss on
    investment transactions  .......................   (2,736,245)
   Net unrealized appreciation in value of
    investments  ...................................    4,691,139
                                                     ------------
    Net assets applicable to outstanding units
      of capital ................................... $133,349,096
                                                     ============
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $5.46
 Class Y  ..........................................        $5.46
Capital shares outstanding
 Class A  ..........................................   23,938,016
 Class Y  ..........................................      473,230
Capital shares authorized ..........................3,000,000,000


                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.

STATEMENT OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 1998

Investment Income
 Interest and amortization (Note 1B)  ..............  $ 9,135,432
                                                      -----------
 Expenses (Note 2):
   Investment management fee .......................      516,182
   Transfer agency and dividend disbursing - Class A      287,088
   Service fee - Class A ...........................      197,980
   Accounting services fee .........................       40,000
   Custodian fees ..................................       11,838
   Audit fees ......................................        9,815
   Legal fees ......................................        6,372
   Shareholder servicing - Class Y .................        2,379
   Other ...........................................       84,225
                                                      -----------
    Total expenses  ................................    1,155,879
                                                      -----------
      Net investment income ........................    7,979,553
                                                      -----------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on securities ...................    1,328,955
 Realized net loss on options  .....................      (62,195)
                                                      -----------
   Net realized gain on investments ................    1,266,760
 Unrealized appreciation in value of investments
   during the period ...............................    5,459,364
                                                      -----------
    Net gain on investments  .......................    6,726,124
                                                      -----------
      Net increase in net assets resulting from
       operations  .................................  $14,705,677
                                                      ===========


                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
                                        For the fiscal year ended
                                                 March 31,
                                        -------------------------
                                            1998        1997
                                        ------------ ------------
Increase (Decrease) in Net Assets
 Operations:
   Net investment income ............  $  7,979,553  $  8,544,567
   Realized net gain (loss)
    on investments  .................     1,266,760    (1,450,430)
   Unrealized appreciation
    (depreciation)  .................     5,459,364    (1,927,389)
                                       ------------  ------------
    Net increase in net assets
      resulting from operations .....    14,705,677     5,166,748
                                       ------------  ------------
 Dividends to shareholders from
   net investment income (Note 1D):*
   Class A ..........................    (7,909,086)   (8,507,712)
   Class Y ..........................       (70,467)      (36,855)
                                       ------------  ------------
                                         (7,979,553)   (8,544,567)
                                       ------------  ------------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (2,736,771 and 2,091,068
      shares, respectively) .........    14,750,671    11,045,042
    Class Y (357,555 and 36,828
      shares, respectively) .........     1,951,228       195,100
   Proceeds from reinvestment of
    dividends:
    Class A (1,331,822 and 1,449,154
      shares, respectively) .........     7,147,554     7,627,374
    Class Y (12,802 and 6,957
      shares, respectively) .........        69,152        36,605
   Payments for shares redeemed:
    Class A (4,991,427 and 6,258,384
      shares, respectively) .........   (26,766,532)  (32,963,369)
    Class Y (24,157 and 18,692
      shares, respectively) .........      (130,068)      (98,116)
                                       ------------  ------------
    Net decrease in net
      assets resulting from capital
      share transactions ............    (2,977,995)  (14,157,364)
                                       ------------  ------------
      Total increase (decrease) .....     3,748,129   (17,535,183)
Net Assets
 Beginning of period  ...............   129,600,967   147,136,150
                                       ------------  ------------
 End of period  .....................  $133,349,096  $129,600,967
                                       ============  ============
   Undistributed net investment income         $---          $---
                                               ====          ====
                 *See "Financial Highlights" on pages 11 - 12.
                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                              For the fiscal year ended March 31,
                            -------------------------------------
                               1998   1997    1996   1995    1994
                            ------- ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $5.19  $5.32   $5.13  $5.23   $5.44
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.33   0.33    0.34   0.32    0.30
 Net realized and
   unrealized gain
   (loss) on
   investments .....           0.27  (0.13)   0.19  (0.10)  (0.21)
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.60   0.20    0.53   0.22    0.09
                              -----  -----   -----  -----   -----
Less dividends declared
 from net investment
 income  ...........          (0.33) (0.33)  (0.34) (0.32)  (0.30)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $5.46  $5.19   $5.32  $5.13   $5.23
                              =====  =====   =====  =====   =====
Total return* ......          11.84%  3.75%  10.48%  4.49%   1.56%
Net assets, end
 of period (000
 omitted)  .........       $130,764$128,942$146,594$149,533$176,649
Ratio of expenses
 to average net
 assets  ...........           0.89%  0.91%   0.83%  0.82%   0.75%
Ratio of net investment
 income to average
 net assets  .......           6.14%  6.17%   6.34%  6.30%   5.50%
Portfolio turnover
 rate  .............          35.18% 34.18%  63.05% 41.57% 122.62%

  *Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                                  For the
                     For the fiscal year           period
                        ended March 31,           from 9/27/95*
                   -----------------------        through
                       1998           1997        3/31/96
                   --------        --------       --------
Net asset value,
 beginning of period  $5.19          $5.32          $5.33
                      -----          -----          -----
Income from investment
 operations:
 Net investment
   income ..........   0.34           0.34           0.17
 Net realized and
   unrealized gain
   (loss) on
   investments......   0.27          (0.13)         (0.01)
                      -----          -----          -----
Total from investment
 operations ........   0.61           0.21           0.16
                      -----          -----          -----
Less dividends declared
 from net investment
 income ............  (0.34)         (0.34)         (0.17)
                      -----          -----          -----
Net asset value,
 end of period .....  $5.46          $5.19          $5.32
                      =====          =====          =====
Total return .......  12.02%          3.99%          3.04%
Net assets, end of
 period (000
 omitted)  ......... $2,585           $659           $542
Ratio of expenses
 to average net
 assets ............   0.66%          0.67%          0.60%**
Ratio of net
 investment income
 to average net
 assets ............   6.37%          6.41%          6.40%**
Portfolio
 turnover rate .....  35.18%         34.18%         63.05%**

 *Commencement of operations.
 **Annualized.


                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1998

NOTE 1 -- Significant Accounting Policies

     United Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide as high a current income as is consistent with safety of principal by investing in a portfolio of debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in options and futures contracts on those securities. Government debt securities are valued using a pricing system provided by a pricing service or dealer in bonds. Other securities are valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the average of the latest bid and asked prices. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums and post-1984 market discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis and includes differences between cost and face amount on principal reductions of securities. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryforwards. At March 31, 1998, the Fund reclassified $319,263 between additional paid-in-capital and accumulated undistributed net realized losses. Net investment income, net realized gains and net assets were not affected by this change.

E. Repurchase Agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

F.   Options -- See Note 5 -- Options.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $19.8 billion of combined net assets at March 31, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion,
 .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
               Net Asset Level                 Annual Fee
          (all dollars in millions)       Rate for Each Level
          -------------------------       -------------------
          From $    0 to $   10                $      0
          From $   10 to $   25                $ 10,000
          From $   25 to $   50                $ 20,000
          From $   50 to $  100                $ 30,000
          From $  100 to $  200                $ 40,000
          From $  200 to $  350                $ 50,000
          From $  350 to $  550                $ 60,000
          From $  550 to $  750                $ 70,000
          From $  750 to $1,000                $ 85,000
               $1,000 and Over                 $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month and $0.75 for each shareholder check which was processed, plus $0.30 for each account on which a dividend or distribution of cash or shares was paid in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $292,989, out of which W&R paid sales commissions of $169,910 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $4,733, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of U.S. Government securities aggregated $44,229,113 while proceeds from maturities and sales aggregated $53,537,403. Purchases of short-term securities aggregated $1,074,995,000 while proceeds from maturities and sales aggregated $1,069,785,000.

     For Federal income tax purposes, cost of investments owned at March 31, 1998 was $126,986,501, resulting in net unrealized appreciation of $4,595,448, of which $4,747,463 related to appreciated securities and $152,15 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $440,171 during the year ended March 31, 1998, which included losses of $719,357 deferred from the year ended March 31, 1997 (see discussion below). This capital gain net income was entirely offset by utilization of capital loss carryovers. Remaining capital loss carryovers aggregated $2,645,159 at March 31, 1998, and expire as follows: $1,611,706 at March 31, 2003; $343,195 at
March 31, 2004; and $690,258 at March 31, 2005.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1996 through March 31, 1997, the Fund incurred net capital losses of $719,357, which have been deferred to the fiscal year ended March 31, 1998.

NOTE 5 -- Options

     Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put. The Fund uses options to attempt to reduce the overall risk of its investments.

NOTE 6 -- Multiclass Operations

     On July 31, 1995, the Fund was authorized to offer investors two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Government Securities Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Government Securities Fund, Inc. (the "Fund") as of March 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. The financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Government Securities Fund, Inc. as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.





Deloitte & Touche LLP
Kansas City, Missouri
May 8, 1998

INCOME TAX INFORMATION


     Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

     The dividends are not eligible for the dividend received deduction.

     The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

     Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

                          Shareholder Meeting Results


A special meeting of shareholders of United Government Securities Fund, Inc. was held on July 24, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.        To elect the Board of Directors;
                                                       Broker
                                  For     WithheldNon-Votes*
      Henry L. Bellmon        12,689,697   243,874         0
      Dodds I. Buchanan       12,695,636   237,935         0
      James M. Concannon      12,694,497   239,074         0
      John A. Dillingham      12,686,489   247,082         0
      Linda Graves            12,689,809   243,762         0
      John F. Hayes           12,689,697   243,874         0
      Glendon E. Johnson      12,683,778   249,793         0
      William T. Morgan       12,694,466   239,105         0
      Ronald K. Richey        12,689,783   243,788         0
      William L. Rogers       12,689,631   243,940         0
      Frank J. Ross, Jr.      12,691,391   242,180         0
      Eleanor B. Schwartz     12,689,631   243,940         0
      Keith A. Tucker         12,687,071   246,500         0
      Frederick Vogel III     12,695,636   237,935         0
      Paul S. Wise            12,689,783   243,788         0

Item 2.To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year;
                                            Broker
               For     Against   AbstainNon-Votes*
          12,222,991     65,991   644,589        0

Item 3.To approve or disapprove changes to certain of its fundamental investment policies and restrictions:

       3.1  Elimination of Fundamental Restriction Regarding Restricted
            Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          11,647,892   375,974   906,309     3,396

       3.2 Modification of Fundamental Restriction Regarding Margin Purchases of Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          11,658,918   364,948   906,309     3,396

       3.3 Modification of Fundamental Restriction Regarding Short Sales of Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          11,659,920   363,946   906,309     3,396

       3.4  Elimination of Fundamental Restriction Regarding Arbitrage
            Transactions
                                            Broker
               For     Against   AbstainNon-Votes*
          11,651,341   372,525   906,309     3,396

       3.5  Elimination of Fundamental Restriction Regarding Indexed Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          11,650,475   373,391   906,309     3,396

       3.6  Modification of Fundamental Policy Regarding Loans
                                            Broker
               For     Against   AbstainNon-Votes*
          11,661,363   362,503   906,309     3,396


Item 4.To amend the terms of the service plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.
                                            Broker
               For     Against   AbstainNon-Votes*
          11,106,820   491,840 1,214,249         0

*Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

DIRECTORS

Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona



OFFICERS

Keith A. Tucker, President
James C. Cusser, Vice President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
John M. Holliday, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary




This report is submitted for the general information of the shareholders of United Government Securities Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Government Securities Fund, Inc. current prospectus.





To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds


United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.




















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P. O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com

NUR1011A(3-98)

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